                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2001

                            STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                              33-55860/           13-3692801
                                      333-57357
(STATE OR OTHER JURISDICTION OF       (COMMISSION FILE    (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)        NUMBER)             IDENTIFICATION NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                                10013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654

Item 1.           Changes in Control of Registrant.

                  NOT APPLICABLE.
Item 2.           Acquisition or Disposition of Assets.

                  NOT APPLICABLE.
Item 3.           Bankruptcy or Receivership.

                  NOT APPLICABLE.
Item 4.           Changes in Registrant's Certifying Accountant.

                  NOT APPLICABLE.
Item 5.           Other Events.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) is hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series NASDAQ 2001-8, and shall be deemed to be part hereof and thereof.


Item 6.  Resignations of Registrant's Directors.

                  NOT APPLICABLE.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.

Item 601(a) of Regulation S-K Exhibit No.
(EX-23)                                          Description

                                            Consent of KPMG LLP, independent
                                            certified public accountants of
                                            Ambac Assurance Corporation and
                                            subsidiaries in connection with
                                            TIERS(R) Principal-Protected Asset
                                            Backed Certificates Trust Series
                                            NASDAQ 2001-8

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated April 18, 2001

                                         STRUCTURED PRODUCTS CORP.


                                         By:  /s/ Matthew R. Mayers
                                              --------------------------------
                                              Name:   Matthew R. Mayers
                                              Title:     Authorized Signatory

EXHIBIT INDEX


Exhibit No.              Description                                                             Paper (P) or
                                                                                                 Electronic (E)
(EX-23)                  Consent of KPMG LLP, independent certified public                       E
                         accountants of E Ambac Assurance Corporation and
                         subsidiaries in connection with TIERS(R)
                         Principal-Protected Asset Backed Certificates Trust
                         Series NASDAQ 2001-8